UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023 (May 19, 2023)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of the Company was held on May 19, 2023. At the close of business on March 21, 2023, which was the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 559,704,868 outstanding shares of common stock eligible to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting are as follows:

1. Election of Directors: Our stockholders elected the following ten directors to each serve a one-year term expiring on the date of the 2024 Annual Meeting of Stockholders or until his or her earlier resignation or successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Sharon Y. Bowen	476,590,989	830,640	253,120	29,036,746
Shantella E. Cooper	473,198,623	4,233,211	242,915	29,036,746
Duriya M. Farooqui	475,562,971	1,855,013	256,765	29,036,746
Lord Hague of Richmond	471,966,892	5,417,935	289,922	29,036,746
Mark F. Mulhern	464,677,642	12,705,835	291,272	29,036,746
Thomas E. Noonan	470,993,235	6,381,570	299,944	29,036,746
Caroline L. Silver	467,411,960	9,993,167	269,622	29,036,746
Jeffrey C. Sprecher	458,203,659	17,927,130	1,543,960	29,036,746
Judith A. Sprieser	447,483,510	29,913,831	277,408	29,036,746
Martha A. Tirinnanzi	475,672,379	1,743,465	258,905	29,036,746

2. Advisory Resolution on Executive Compensation: Our stockholders approved the proposal on executive compensation. As previously disclosed, our Board has determined to hold advisory votes on executive compensation annually.

For	Against	Abstain	Broker Non-Votes
425,215,196	50,882,604	1,576,949	29,036,746

3. Advisory Resolution on Frequency of Future Advisory Votes on Executive Compensation: Our stockholders approved, on an advisory basis, that stockholders have an advisory vote on executive compensation on an annual basis. Our Board recommended voting for “annual” advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain
469,777,455	294,329	7,385,156	217,809

4. Ratification of Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
476,467,850	30,059,705	183,940

5. Advisory Vote on Stockholder Proposal Regarding Special Stockholder Meeting Improvement: Our stockholders did not approve the stockholder proposal regarding special stockholder meeting improvement.

For	Against	Abstain	Broker Non-Votes
17,423,031	458,030,264	2,221,454	29,036,746

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: May 22, 2023	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel